FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH  AMENDMENT  TO CREDIT  AGREEMENT  (this  "AMENDMENT")  made and entered into as of September 30, 1999, between VODAVI COMMUNICATIONS SYSTEMS, INC. ("BORROWER") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender entered into a certain Credit Agreement, dated as of April 11, 1994, as amended (the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement), whereby the Lender agreed to make certain loans to the Borrower, subject to the terms, covenants and conditions contained in the Credit Agreement; and

     WHEREAS, the Borrower has requested that the Lender modify the Credit Agreement to extend the maturity date of the Revolving Credit Facility, increase the Commitment, increase the percentage of Eligible Inventory used in calculating the Borrowing Base, to reduce the Non-use Fee, and to change the address of the Borrower for communications under the Credit Agreement, and the Lender is willing to make such modifications, subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AMENDMENTS. (a) The definition of "BORROWING BASE" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

               "BORROWING BASE" shall mean at any time an amount not to exceed the sum of: (i) 85% of Eligible Accounts, and (ii) up to the lesser of: (A) $6,000,000 and (B) not more than 65% of Eligible Inventory in each case (Eligible Accounts and Eligible Inventory) as shown on the most recently delivered Borrowing Base Certificate delivered by the Borrower, less such additional reserves as Lender shall deem reasonably necessary.

          (b) The definition of "MATURITY DATE" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

               "MATURITY DATE" shall mean the date that is the later of: (i) April 11, 2003, and (ii) the date to which, upon prior mutual written agreement of the Borrower and Lender, the expiration of the Revolving Credit Facility has been extended.

          (c) Section 2.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

               (a) CREDIT. Upon and subject to the terms and conditions hereof, Lender agrees from time to time to make available by deposit to the Disbursement Account on any Business Day until the Commitment Termination Date, upon the request of Borrower therefor, advances (each, a "REVOLVING CREDIT ADVANCE") in an aggregate amount outstanding that, when added to the aggregate balance of Letter of Credit Obligations then outstanding, shall not at any given time exceed the lesser of (the "REVOLVING CREDIT ADVANCE AVAILABILITY"):
          (i) $15,000,000, as such amount may be terminated pursuant to the terms of SECTION 2.5 OR 8.2 (the "COMMITMENT"), and (ii) the Borrowing Base.

          (d) Section 2.3(b) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

               (b) NON-USE FEE. As additional compensation for Lender's costs and risks in making the Commitment available to Borrower, Borrower agrees to pay to Lender, in arrears for the preceding month, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a fee for Borrower's non-use of the Commitment (the "NON-USE FEE") in an amount equal to one eighth of one percent (0.125%) per annum on the average daily Revolving Credit Commitment Availability.

          (e) The address of the Borrower contained in Section 9.10 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

                          Vodavi Communications Systems, Inc.
                          8300 East Raintree Drive
                          Scottsdale, Arizona  85260
                          Attention: Tammy Powers, Chief Financial Officer Telecopy No.: (480) 483-0144

     2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that (a) this Amendment has been duly authorized, executed and delivered by the Borrower, (b) no Default has occurred and is continuing as of this date, and (c) each of the representations and warranties of the Borrower made in or pursuant to this Amendment and the other Financing Documents is true and correct, except to the extent that any such representation

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
or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, both before and after giving effect to this Amendment. Any breach by the Borrower of its representations and warranties contained in this Section 2 shall be an Event of Default for all purposes of the Credit Agreement.

     3. RATIFICATION. The Borrower hereby ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and all other documents delivered by the Borrower in connection therewith (including without limitation the other Loan Documents to which the Borrower is a party), effective as of the date hereof.

     4. ESTOPPEL. To induce the Lender to enter into this Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Borrower as against the Lender with respect to the obligations of the Borrower under the Credit Agreement or the other Loan Documents, either with or without giving effect to this Amendment.

     5. CONDITIONS TO EFFECTIVENESS. The Amendments contained in Section 1 shall become effective upon the date of this Amendment, subject to the satisfaction of the following conditions on or prior to such date:

     (a) the receipt by the Lender of this Amendment, together with the Consent attached hereto, duly executed, completed and delivered by the Lender, the Borrower, and the other Credit Parties;

     (b) the receipt by the Lender of a certificate signed by the chief financial officer or treasurer of the Borrower to the effect that, as of the date of this Amendment, (i) no Default shall have occurred and be continuing and
(ii) each of the representations and warranties of the Credit Parties made in or pursuant to this Amendment and the other Financing Documents executed by such Person is true, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, both before and after giving effect to this Amendment;

     (c) the receipt by the Lender of such other documents as the Lender may reasonably request.

     6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

     7. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited by, or invalid under the Applicable Law of any jurisdiction shall be ineffective to the extent of such prohibition or invalidity in such jurisdiction

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
without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, Borrower hereby waives any provision of law that renders any provision hereof unenforceable in any respect.

     8.  COUNTERPARTS.   This  Amendment  may  be  executed  in  any  number  of
counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

     9. ENTIRE AGREEMENT. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.




                  [Remainder of Page Intentionally Left Blank]

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers, as of the date first above written.

                                              VODAVI COMMUNICATIONS
                                              SYSTEMS, INC.

                                              By: /s/ Tammy M. Powers
                                              Name: Tammy M. Powers
                                              Title: Chief Financial Officer

                                              GENERAL ELECTRIC CAPITAL
                                              CORPORATION

                                              By: /s/ Timothy J. Rafanello
                                              Name: Timothy J. Rafanello
                                              Title: Duly Authorized Signatory


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
                                    CONSENT

     The undersigned Credit Party hereby acknowledges and consents to, and agrees to the terms of, the foregoing Fourth Amendment to Credit Agreement, and ratifies and confirms its obligations under the Loan Documents, as of the date of the foregoing Amendment.

                                           ENHANCED SYSTEMS, INC.


                                           By: /s/ Tammy M. Powers
                                           Name: Tammy M. Powers
                                           Title: Chief Financial Officer



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